                                  $800,000,000
                                  (APPROXIMATE)

                       ADVANTA MORTGAGE LOAN TRUST 1999-1
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 1999-1

                     ADVANTA MORTGAGE CONDUIT SERVICES, INC.
                                     SPONSOR

                           ADVANTA MORTGAGE CORP. USA
                                 MASTER SERVICER

                                  MBIA GUARANTY

                    $125,000,000 [ ]% CLASS A-1 CERTIFICATES
                     $82,000,000 [ ]% CLASS A-2 CERTIFICATES
                     $44,000,000 [ ]% CLASS A-3 CERTIFICATES
                     $83,000,000 [ ]% CLASS A-4 CERTIFICATES
                     $26,000,000 [ ]% CLASS A-5 CERTIFICATES
                  $40,000,000 [ ]% CLASS A-6 "NAS" CERTIFICATES

                $400,000,000 FLOATING RATE CLASS A-7 CERTIFICATES

                             Computational Materials


Neither the Sponsor nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable certificates' characteristics and thus does not provide a complete assessment of the certificates. As such, the information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the certificates should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the certificates in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The certificates may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the certificates. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced certificates will actually perform as described in any scenario presented. Neither the Sponsor nor the Master Servicer has prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

-------------------------------------- ------------------------------------------------------------------------------------
CLASS A CERTIFICATES:                  $125,000,000 Class A-1  Certificates, Fixed Rate  (Senior Sequential)
                                       $82,000,000 Class A-2  Certificates, Fixed Rate  (Senior Sequential)
                                       $44,000,000 Class A-3  Certificates, Fixed Rate  (Senior Sequential)
                                       $83,000,000 Class A-4  Certificates, Fixed Rate  (Senior Sequential)
                                       $26,000,000 Class A-5  Certificates, Fixed Rate  (Senior Sequential)
                                       $40,000,000 Class A-6 "NAS" Certificates, Fixed Rate  (Senior NAS)

                                       $400,000,000 Class A-7 Certificates, Floating Rate
-------------------------------------- ------------------------------------------------------------------------------------

TITLE OF SECURITIES:                   Advanta Mortgage Loan Trust 1999-1, Mortgage Loan Asset-Backed Certificates, Series
                                       1999-1 (collectively, the "Certificates").

DESCRIPTION OF TRANSACTION:            This MBIA-wrapped transaction has six fixed rate certificates (Classes A-1 to A-6)
                                       and one floating rate certificate (Class A-7) and is supported by two groups of mortgage loans. Classes A-1 to A-6 are primarily supported by cash flows from a group of fixed rate first and junior lien mortgages. Class A-7 is primarily supported by a group of adjustable rate first lien mortgages. Each class will also have the benefit of limited cross-collateralization from the other group of mortgage loans.

MORTGAGE LOANS:                        Both of the fixed and adjustable rate mortgage loans are secured by single-family residences that may be detached, part of a two- to four-family dwelling, a condominium unit or a unit in a planned unit development. The actual mortgage loans in each group as of the closing date will represent approximately $350,000,000 in each of the fixed rate group and ARM group. It is anticipated that at the end of the pre-funding period, there will be approximately $400,000,000 in each of the fixed rate group and ARM group. As of the Statistical Calculation Date, the principal balance of the mortgage loans is expected to be $313,282,466 for the fixed rate group and $349,979,204 for the ARM group.

TRUSTEE:                               Bankers Trust Company of California, N.A.

SPONSOR:                               Advanta Mortgage Conduit Services, Inc.

MASTER SERVICER:                       Advanta Mortgage Corp. USA

STATISTICAL CALCULATION DATE:          Opening of business on February 1, 1999.

CUT-OFF DATE:                          Opening of business on March 1, 1999.

PRICING DATE(1):                       February 24/25, 1999.

CLOSING DATE(1):                       March [ ], 1999.

FORM OF CERTIFICATES:                  Book entry form, same day funds (through
                                       DTC, Euroclear and Cedelbank).

PREPAYMENT PRICING
ASSUMPTION:                            120% PPC (fixed rate group); 28% CPR (ARM group)

                                       *100% PPC assumes 3% CPR for the first month then steps up 1.55% (17/11%) CPR each month thereafter until it reaches 20% CPR in the twelfth month and remains at that level thereafter during the life of the Mortgage Loans.

OPTIONAL REDEMPTION:                   10% clean-up call.


-------------------------------------------------------------

               (1) Subject to change.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

STEP-UP PAYMENT DATE:                  Payment Date following the calendar month in which a 10% clean-up call can be exercised.

PAYMENT DATE:                          The 25th day of each month or, if such day is not a business day, the next succeeding business day, beginning on April 26, 1999.

SERVICING FEE:                         50 basis points per annum.

PRE-FUNDING ACCOUNT:                   The Trust may purchase additional mortgage loans on or before ___ 1999, subject to certain conditions. At the closing, the Trustee will hold in trust, from the proceeds of the sale of the Class A Certificates, approximately $50 million, which may be applied to the purchase of additional mortgage loans for assignment to the fixed rate group and approximately $50 million, which may be applied to the purchase of additional mortgage loans for assignment to the ARM group. In addition, the Sponsor will also be required to fund certain other accounts relating to the payment of interest during the pre-funding period.

INTEREST ACCRUAL PERIOD:               Interest will accrue on Classes A-1 through A-6 Certificates during the calendar month preceding the Payment Date based on a 30/360 day count. Interest will accrue on the Class A-7 Certificates from the preceding Payment Date (or from the Closing
                                       Date in the case of the first Payment Date) through the day prior to the current
                                       Payment Date based on an Actual/360 day count. Classes A-1 through A-6 Certificates will settle with accrued interest from March 1, 1999. Class A-7 Certificates will settle flat.

PASS-THROUGH RATES, AVAILABLE          CLASS A-1 PASS-THROUGH RATE:        ___% per annum
FUNDS CAPS,                            CLASS A-2 PASS-THROUGH RATE:        ___% per annum
AND INTEREST STEP-UPS:                 CLASS A-3 PASS-THROUGH RATE:        ___% per annum
                                       CLASS A-4 PASS-THROUGH RATE:        ___% per annum
                                       CLASS A-6 PASS-THROUGH RATE:        ___% per annum
                                       CLASS A-5 PASS-THROUGH RATE:    Classes A-5 is subject to a fixed rate group
                                       available funds cap rate whereby the interest due from the Trust with respect to
                                       Class A-5 Certificates may be limited to (x)(1) the interest the Trust accrues and collects on the fixed rate mortgage loans minus (2) the sum of the Servicing Fee, trustee fee and Certificate Insurer premiums divided by (y) the aggregate amount of fixed rate mortgage loans.

                                       The Class A-5 pass-through rate will be the lesser of (x) with respect to any
                                       Payment Date which occurs on or prior to the Step-Up Payment Date, ___% per annum and with respect to any Payment Date thereafter ___% + 0.75%, or (y) the fixed rate group available funds cap rate for such Payment Date.

                                       CLASS A-7 PASS-THROUGH RATE: Classes A-7 is subject to a ARM rate group available funds cap rate whereby the interest due from the Trust with respect to Class A-7
                                       Certificates may be limited to (x)(1) the interest the Trust accrues and collects on the ARM rate mortgage loans minus (2) the sum of the Servicing Fee, trustee fee,
                                       Certificate Insurer premiums and 0.50% per annum times the aggregate principal balance of the ARM group mortgage loans divided by (y) the aggregate amount of ARM rate mortgage loans.

                                       The Class A-7 pass-through rate will be the lesser of (x) with respect to any
                                       Payment Date which occurs on or prior to the Step-Up Payment Date, LIBOR + ___% per annum and with respect to any Payment Date thereafter LIBOR + 2x the original margin, or (y) the ARM group available funds cap rate for such payment date.

CLASS A-7 SUPPLEMENTAL INTEREST
AMOUNT:                                The Supplemental Interest Amount is the shortfall that exists between the Class
                                       A-7 Certificate pass-through rate (ignoring the ARM available funds cap rate) and the


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.


                                       ARM available funds cap rate. To the extent that a Supplemental Interest Amount exists and remains unpaid it will carry-forward, accruing interest at the Class A-7
                                       Certificate pass-through rate, and be paid when possible. If an optional termination is exercised any remaining Supplemental Interest Amount might not be paid in full.

                                       Any Supplemental Interest Amount is not guaranteed by MBIA and the ratings do not address the likelihood of receiving any such amounts.

PRINCIPAL DISTRIBUTION:                AMOUNTS DISTRIBUTABLE TO HOLDERS OF THE CERTIFICATES SHALL BE ALLOCATED ON EACH
                                       PAYMENT DATE IN THE FOLLOWING ORDER OF PRIORITY:

                                       FIXED RATE GROUP

                                       1.       Class A-6 (see below)

                                       2.       Classes A-1 through A-5 in sequential order

                                       3.       Class A-6

                                       ARM GROUP

                                       1.       Class A-7

CLASS A-6 FIXED RATE NAS
CERTIFICATES:                          The Class A-6 Fixed Rate NAS Certificates will pay principal according to the following schedule of each Certificates' pro rata share:

                                            Months 0 - 36    (4/99 - 3/02) :      0.0%
                                            Months 37 - 60   (4/02 - 3/04) :     45.0%
                                            Months 61 - 72   (4/04 - 3/05) :     80.0%
                                            Months 73 - 84   (4/05 - 3/06) :    100.0%
                                            Months 85+       (4/06 +)      :    300.0%

CERTIFICATE RATINGS:                   AAA by Standard & Poor's;  Aaa by Moody's.

CERTIFICATE INSURER:                   MBIA Insurance Corporation ("MBIA"). MBIA's claims-paying ability is rated AAA/Aaa by Standard and Poor's and Moody's. Timely interest and ultimate principal payments on the Certificates will be 100% guaranteed by MBIA. Neither Supplemental Interest
                                       Amount nor interest shortfalls due to the application of the Soldiers' and Sailors'
                                       Civil Relief Act of 1940 are guaranteed by MBIA.

ERISA CONSIDERATIONS:                  Subject to certain considerations discussed in the prospectus supplement, the
                                       Class A Certificates are ERISA eligible.

TAXATION:                              REMIC for federal income tax purposes.

LEGAL INVESTMENT:                      The Certificates will not be SMMEA eligible.

CREDIT ENHANCEMENT:                    1)   Excess interest to cover losses and distribution of principal in order to create overcollateralization;

                                       2)   Subordination of distributions on the subordinated certificates to the required distributions on the Class A Certificates;

                                       3)   Allocation of losses on the underlying mortgages to the subordinated certificates; and

                                       4)   The MBIA guarantee.

PROSPECTUS:                            The Certificates are being offered pursuant to a Prospectus supplemented by a
                                       Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the collateral securing them is contained in the
                                       Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the
                                       Certificates may not be consummated unless the purchaser has received the
                                       Prospectus.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

DISTRIBUTIONS OF PRINCIPAL AND INTEREST

AMOUNTS DISTRIBUTABLE TO HOLDERS OF THE CERTIFICATES SHALL BE ALLOCATED ON EACH PAYMENT DATE IN THE FOLLOWING ORDER OF PRIORITY:

1. to pay certain fees, such as fees payable to the Master Servicer, the Trustee and the Certificate Insurer;

2.   to pay interest on the Class A Certificates;

3. to pay principal of the Class A Certificates in the priorities set forth in the Prospectus;

4.   to reimburse the Certificate Insurer;

5. to reimburse the Master Servicer for prior unreimbursed advances and/or other expenses; and

6. to make a distribution to the owners of the subordinate certificates, which will be used to pay the Supplemental Interest Amount, if any, subject to certain limitations.



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of the Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.



Collateral Summary (Fixed Rate)

        --------------------------------------     ----------------------------------------
        Principal Amount (Statistical)             $313,282,466.49
        Average Loan Balance                       $63,314.97
        Max Current Loan Size                      $576,850.09
        Lien Status                                89.69% 1st Lien
                                                   10.31% Junior Lien
        Loan Type                                  74.83% Full Amortization Loans
                                                   25.17% Balloon Loans
        Weighted Avg. LTV                          75.28%
        Weighted Avg. CLTV                         81.11%
        Mortgage Interest Rate Range               6.49% - 18.90%
        Weighted Average Mortgage                  10.39%
        Interest Rate
        Wtd. Ave. Rem. Mat.                        255 months
        Weighted Ave. Seasoning                    2.3 months
        Top State Concentrations                   11.55% MI, 9.12% CA, 6.18% PA, 5.70%
                                                   OH, 5.31% FL
        --------------------------------------     ----------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

REMAINING PRINCIPAL BALANCES (FIXED RATE)

                              COUNT               BALANCE     % BY BALANCE
---------------------------------------------------------------------------
           0 -       5,000        2        $     9,411.23            0.00%
       5,001 -      10,000       28            268,566.42            0.09
      10,001 -      15,000      252          3,449,804.68            1.10
      15,001 -      20,000      351          6,285,155.03            2.01
      20,001 -      25,000      342          7,749,051.96            2.47
      25,001 -      30,000      308          8,609,441.74            2.75
      30,001 -      35,000      290          9,504,093.91            3.03
      35,001 -      40,000      300         11,301,543.28            3.61
      40,001 -      45,000      282         12,053,896.68            3.85
      45,001 -      50,000      300         14,338,044.99            4.58
      50,001 -      55,000      304         15,967,312.05            5.10
      55,001 -      60,000      260         15,007,042.53            4.79
      60,001 -      65,000      218         13,637,853.90            4.35
      65,001 -      70,000      197         13,327,653.61            4.25
      70,001 -      75,000      158         11,446,381.01            3.65
      75,001 -      80,000      163         12,669,577.53            4.04
      80,001 -      85,000      125         10,332,373.03            3.30
      85,001 -      90,000      115         10,075,529.63            3.22
      90,001 -      95,000      107          9,905,043.19            3.16
      95,001 -     100,000       95          9,303,229.30            2.97
     100,001 -     150,000      460         55,440,327.16           17.71
     150,001 -     200,000      156         26,627,790.87            8.50
     200,001 -     250,000       64         14,496,147.90            4.63
     250,001 -     300,000       45         12,232,870.65            3.90
     300,001 -     350,000       18          5,808,933.40            1.85
     350,001 -     400,000        3          1,096,998.01            0.35
     400,001 -     450,000        3          1,285,960.96            0.41
     450,001 -     500,000        1            475,581.75            0.15
     550,001 -     576,850        1            576,850.09            0.18
---------------------------------------------------------------------------
       TOTAL                  4,948        313,282,466.49          100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

MORTGAGE RATES (FIXED RATE)

                              COUNT               BALANCE     % BY BALANCE
---------------------------------------------------------------------------
       6.001 -       7.000        3        $   378,565.26            0.12%
       7.001 -       8.000       88          8,628,397.79            2.75
       8.001 -       9.000      625         58,373,899.59           18.63
       9.001 -      10.000      987         83,417,841.26           26.64
      10.001 -      11.000    1,063         73,305,705.38           23.40
      11.001 -      12.000      811         44,937,197.91           14.34
      12.001 -      13.000      766         27,720,614.86            8.85
      13.001 -      14.000      332          9,690,528.13            3.09
      14.001 -      15.000      167          4,213,653.59            1.35
      15.001 -      16.000       60          1,452,616.15            0.46
      16.001 -      17.000       34            915,463.90            0.29
      17.001 -      18.000        9            207,314.46            0.07
      18.001 -      18.900        3             40,668.21            0.01
---------------------------------------------------------------------------
       TOTAL                  4,948        313,282,466.49          100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

MONTHS REMAINING TO SCHEDULED MATURITY (FIXED RATE)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
       37 -        48       4       $     53,266.82             0.02%
       49 -        60      27            477,237.94             0.15
       61 -        72      11            286,482.51             0.09
       73 -        84      33          1,131,643.63             0.36
       85 -        96      15            336,830.77             0.11
       97 -       108      11            298,263.32             0.10
      109 -       120     240          7,491,368.51             2.39
      121 -       132       4            123,689.66             0.04
      133 -       144      26            989,966.24             0.32
      145 -       156       6            329,339.23             0.11
      157 -       168      14          1,279,040.42             0.41
      169 -       180   2,298        125,915,096.43            40.18
      181 -       192       4            235,689.39             0.08
      193 -       204       4            285,226.66             0.09
      205 -       216       3            191,685.00             0.06
      217 -       228      20          1,131,354.61             0.36
      229 -       240     810         50,237,304.41            16.04
      253 -       264       1             67,642.16             0.02
      265 -       276       2            431,719.12             0.14
      277 -       288       1             82,250.00             0.03
      289 -       300      26          2,082,583.72             0.66
      301 -       312       1            475,581.75             0.15
      325 -       336       4            376,388.92             0.12
      337 -       348      19          1,875,639.80             0.60
      349 -       360   1,364        117,097,175.47            37.37
----------------------------------------------------------------------
    TOTAL               4,948        313,282,466.49           100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

DISTRIBUTION OF OCCUPANCY STATUS (FIXED RATE)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
Not Owner Occupied        420       $ 22,696,836.34             7.24%
Owner Occupied          4,528        290,585,630.15            92.76
----------------------------------------------------------------------
TOTAL                   4,948        313,282,466.49           100.00%



DISTRIBUTION OF PROPERTY TYPE (FIXED RATE)

                          COUNT                  BALANCE     % BY BALANCE
-------------------------------------------------------------------------
SF Detached/
Deminimus PUD             4,285         $ 273,332,252.28            87.26%
SF Row/
Townhouse/Condo             232            12,999,100.94             4.15
Two to Four Family Home     220            15,550,265.63             4.96

Prefabricated Single
Family                      200            10,321,785.43             3.29
Other                        11             1,079,062.21             0.34
-------------------------------------------------------------------------
TOTAL                     4,948           313,282,466.49           100.00%


LIEN POSITION (FIXED RATE)


                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
1st  Lien Position      3,765       $280,981,529.08            89.69%
Junior Lien Position    1,183         32,300,937.41            10.31
----------------------------------------------------------------------
TOTAL                   4,948        313,282,466.49           100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

GEOGRAPHIC DISTRIBUTION (FIXED RATE)

                          COUNT               BALANCE      % BY BALANCE
------------------------------------------------------------------------
Alabama                      10           $472,791.62             0.15%
Alaska                        1            169,998.22             0.05
Arizona                     114          5,865,102.15             1.87
Arkansas                     58          2,396,062.90             0.76
California                  295         28,559,429.53             9.12
Colorado                     70          4,878,536.53             1.56
Connecticut                  39          2,475,392.33             0.79
Delaware                     22          1,748,203.74             0.56
District of Columbia          8            659,020.35             0.21
Florida                     303         16,626,179.59             5.31
Georgia                     126          7,976,415.09             2.55
Hawaii                        7          1,815,473.92             0.58
Idaho                        27          1,313,052.10             0.42
Illinois                    189         12,694,786.27             4.05
Indiana                     175          9,455,721.35             3.02
Iowa                         49          2,620,544.97             0.84
Kansas                       87          4,947,261.97             1.58
Kentucky                     60          3,631,048.70             1.16
Louisiana                    59          3,334,192.00             1.06
Maine                        20            760,153.73             0.24
Maryland                    131         10,143,506.58             3.24
Massachusetts                81          4,219,865.15             1.35
Michigan                    608         36,190,494.28            11.55
Minnesota                    56          2,794,373.40             0.89
Mississippi                  54          2,618,588.28             0.84
Missouri                    186          9,912,331.22             3.16
Montana                      12            965,514.78             0.31
Nebraska                     32          2,000,679.81             0.64
Nevada                       35          2,650,454.11             0.85
New Hampshire                20          1,009,404.44             0.32
New Jersey                  124          9,923,945.84             3.17
New Mexico                   28          1,404,622.04             0.45
New York                    181         13,560,562.60             4.33
North Carolina              153          9,830,187.99             3.14
North Dakota                 11            340,315.91             0.11
Ohio                        284         17,863,345.70             5.70
Oklahoma                     62          3,018,047.78             0.96
Oregon                       43          3,972,479.94             1.27
Pennsylvania                354         19,356,365.69             6.18
Rhode Island                 15            865,444.88             0.28
South Carolina               91          5,401,995.87             1.72
South Dakota                  4            172,159.03             0.05
Tennessee                   133          8,629,284.22             2.75
Texas                       137          8,435,293.83             2.69
Utah                         53          3,537,400.68             1.13
Vermont                      17          1,251,083.94             0.40
Virginia                    116          7,686,308.37             2.45
Washington                  100          7,676,724.25             2.45
West Virginia                53          2,551,050.39             0.81
Wisconsin                    48          2,688,840.75             0.86
Wyoming                       7            212,427.68             0.07
------------------------------------------------------------------------
TOTALS                    4,948        313,282,466.49           100.00


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


COMBINED LOAN-TO-VALUE RATIOS (FIXED RATE)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
     8.48 -     50.00     241       $  9,263,662.11             2.96%
    50.01 -     55.00      76          3,284,983.14             1.05
    55.01 -     60.00     115          5,883,389.98             1.88
    60.01 -     65.00     202         10,293,660.59             3.29
    65.01 -     70.00     310         14,788,532.41             4.72
    70.01 -     75.00     442         23,466,050.50             7.49
    75.01 -     80.00     893         52,988,715.56            16.91
    80.01 -     85.00   1,402         87,768,167.42            28.02
    85.01 -     90.00   1,110         92,170,558.25            29.41
    90.01 -     95.00     157         13,374,746.53             4.27
----------------------------------------------------------------------
    TOTAL               4,948        313,282,466.49           100.00%


LOAN-TO-VALUE RATIOS (FIXED RATE)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
     3.75 -     50.00   1,368       $ 39,388,120.05           12.57%
    50.01 -     55.00      71          3,377,995.86            1.08
    55.01 -     60.00      94          5,347,347.15            1.71
    60.01 -     65.00     169          9,578,450.79            3.06
    65.01 -     70.00     256         13,274,983.77            4.24
    70.01 -     75.00     317         20,020,758.57            6.39
    75.01 -     80.00     669         46,839,624.80           14.95
    80.01 -     85.00     882         73,968,125.44           23.61
    85.01 -     90.00     979         88,556,263.64           28.26
    90.01 -     95.00     143         12,930,796.42            4.13
----------------------------------------------------------------------
    TOTAL               4,948        313,282,466.49          100.00%


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

JUNIOR LIEN RATIOS (FIXED RATE)(1)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    5.145 -    10.000      64        $ 1,235,695.40             3.83%
   10.001 -    20.000     408          9,091,989.22            28.15
   20.001 -    30.000     377         10,222,324.34            31.65
   30.001 -    40.000     187          5,929,101.64            18.36
   40.001 -    50.000      77          2,882,663.40             8.92
   50.001 -    60.000      36          1,402,303.35             4.34
   60.001 -    70.000      13            623,911.09             1.93
   70.001 -    80.000      10            387,669.93             1.20
   80.001 -    90.000      10            475,487.94             1.47
   90.001 -    92.251       1             49,791.10             0.15
----------------------------------------------------------------------
    TOTAL               1,183         32,300,937.41           100.00%

SEASONING (FIXED RATE)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
        0 -         6   4,800    $   301,863,067.70            96.35%
        7 -        12     116          8,908,416.55             2.84
       13 -        24      17          1,661,750.71             0.53
       25 -        36       1             97,600.19             0.03
       49 -        60       1            475,581.75             0.15
       73 -        84       5            124,140.53             0.04
       85 -        96       2             50,379.07             0.02
       97 -       108       1             37,728.57             0.01
      109 -       120       2             29,769.60             0.01
      121 -       132       1             16,359.20             0.01
      133 -       144       2             17,672.62             0.01
----------------------------------------------------------------------
    TOTAL               4,948        313,282,466.49           100.00%

PRODUCT TYPE (FIXED RATE)

                         COUNT               BALANCE              WAC      WAM     ORIGTERM    AMORTTERM
---------------------------------------------------------------------------------------------------------
Balloon                  1,009          $ 78,861,634         10.57966      177          180          360
Fixed Non-Balloon        3,939           234,420,832         10.32474      281          283          283
---------------------------------------------------------------------------------------------------------
TOTAL                    4,948        313,282,466.49         10.38891      255          257          303


-----------------------------------------------------
             (1) Junior  Liens only.


This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


COLLATERAL SUMMARY (ARM)
---------------------------------------    -----------------------------------------
Principal Amount (Statistical)             $349,979,204.48
Average Loan Balance                       $95,414.18
Max Current Loan Size                      $682,895.50
Lien Status                                100% 1st Lien
Loan Type                                  100% Fully Amortizing Loans
Weighted Avg. LTV                          79.47%
Weighted Avg. CLTV                         79.47%
Mortgage Interest Rate Range               5.250% - 17.300%
Weighted Average Mortgage                  10.02%
Interest Rate
Weighted Avg. Margin                       6.17%
Weighted Avg. Lifetime Cap                 16.90%
Weighted Avg. Lifetime Floor               9.05%
Wtd. Ave. Rem. Mat.                        354 months
Weighted Ave. Seasoning                    2.2 months
Top State Concentrations                   14.45% MI, 13.62% CA, 8.14% IL, 6.48%
                                           OH, 4.82% FL
---------------------------------------    -----------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

REMAINING PRINCIPAL BALANCES (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    5,001 -    10,000       1        $     5,596.46            0.00%
   10,001 -    15,000       8            106,996.60            0.03
   15,001 -    20,000      30            560,782.25            0.16
   20,001 -    25,000      59          1,368,141.35            0.39
   25,001 -    30,000     103          2,870,358.51            0.82
   30,001 -    35,000     146          4,787,301.37            1.37
   35,001 -    40,000     140          5,316,743.60            1.52
   40,001 -    45,000     165          7,086,919.59            2.02
   45,001 -    50,000     210         10,020,044.45            2.86
   50,001 -    55,000     205         10,804,702.87            3.09
   55,001 -    60,000     203         11,684,732.87            3.34
   60,001 -    65,000     207         12,991,187.90            3.71
   65,001 -    70,000     197         13,299,046.38            3.80
   70,001 -    75,000     159         11,567,153.19            3.31
   75,001 -    80,000     164         12,780,033.89            3.65
   80,001 -    85,000     136         11,282,898.20            3.22
   85,001 -    90,000     132         11,598,285.49            3.31
   90,001 -    95,000      90          8,351,841.38            2.39
   95,001 -   100,000     127         12,449,820.83            3.56
  100,001 -   150,000     676         82,140,707.71           23.47
  150,001 -   200,000     228         39,107,741.85           11.17
  200,001 -   250,000     117         26,098,889.97            7.46
  250,001 -   300,000      84         22,679,631.53            6.48
  300,001 -   350,000      43         13,780,647.02            3.94
  350,001 -   400,000      16          6,060,505.95            1.73
  400,001 -   450,000       5          2,134,358.94            0.61
  450,001 -   500,000       7          3,368,638.38            0.96
  500,001 -   550,000       4          2,119,742.64            0.61
  550,001 -   600,000       5          2,872,857.81            0.82
  650,001 -   682,896       1            682,895.50            0.20
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48          100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

MORTGAGE RATES (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    5.001 -     6.000       2         $  268,351.85             0.08%
    6.001 -     7.000      23          2,638,222.66             0.75
    7.001 -     8.000     153         19,161,962.71             5.48
    8.001 -     9.000     504         60,694,029.81            17.34
    9.001 -    10.000   1,043        112,358,051.07            32.11
   10.001 -    11.000     974         86,519,645.06            24.73
   11.001 -    12.000     609         45,792,915.66            13.08
   12.001 -    13.000     225         15,148,996.77             4.33
   13.001 -    14.000      84          4,425,988.20             1.26
   14.001 -    15.000      24          1,340,436.01             0.38
   15.001 -    16.000      18          1,102,087.41             0.31
   16.001 -    17.000       8            463,422.73             0.13
   17.001 -    17.300       1             65,094.54             0.02
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48           100.00%


GROSS MARGIN (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
     2.01 -      3.00      45    $     5,617,536.19             1.61%
     3.01 -      4.00      87         10,582,413.66             3.02
     4.01 -      5.00     539         58,988,751.61            16.85
     5.01 -      6.00   1,006         97,614,372.80            27.90
     6.01 -      7.00     946         91,177,759.78            26.06
     7.01 -      8.00     673         59,363,552.20            16.96
     8.01 -      9.00     268         19,996,247.90             5.71
     9.01 -     10.00      88          5,720,976.88             1.63
    10.01 -     11.00      13            777,294.61             0.22
    11.01 -     12.00       2             65,492.27             0.02
    12.01 -     12.13       1             74,806.58             0.02
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48           100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

NEXT MORTGAGE RATE ADJUSTMENT (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
               Feb-99      16        $ 2,250,091.75            0.64%
               Mar-99       6            698,606.07            0.20
               Apr-99      15          2,136,243.13            0.61
               May-99      33          3,464,773.74            0.99
               Jun-99      20          2,159,629.36            0.62
               Jul-99      12          1,169,971.39            0.33
               Aug-99      14          1,345,018.30            0.38
               Sep-99       5            328,828.47            0.09
               Oct-99      13          1,186,818.73            0.34
               Nov-99      28          3,513,186.69            1.00
               Dec-99      16          1,363,267.08            0.39
               Jan-00       5            349,476.81            0.10
               Feb-00       2            269,747.03            0.08
               Mar-00       1             20,957.30            0.01
               Apr-00      11            937,580.46            0.27
               May-00      13            967,242.95            0.28
               Jun-00      14            961,984.60            0.27
               Jul-00      32          4,381,135.84            1.25
               Aug-00      54          5,884,944.33            1.68
               Sep-00     111         12,068,745.76            3.45
               Oct-00     287         33,073,383.72            9.45
               Nov-00     319         35,989,303.73           10.29
               Dec-00     124         11,706,789.38            3.34
               Jan-01      56          5,347,730.62            1.53
               Feb-01       9            849,220.00            0.24
               Apr-01       4            476,140.80            0.14
               May-01       6          1,074,405.03            0.31
               Jun-01       7            591,733.20            0.17
               Jul-01      33          3,475,915.31            0.99
               Aug-01      92         10,438,048.55            2.98
               Sep-01     168         15,023,966.70            4.29
               Oct-01     316         26,856,719.23            7.67
               Nov-01     421         37,498,207.45           10.72
               Dec-01     502         42,198,627.73           12.07
               Jan-02     405         33,418,579.33            9.55
               Feb-02     102          8,721,350.54            2.49
               Jul-03       2            113,434.49            0.03
               Aug-03       2            110,112.47            0.03
               Sep-03      22          1,475,755.26            0.42
               Oct-03      51          5,572,094.95            1.59
               Nov-03      80          8,221,595.62            2.35
               Dec-03     111         10,392,634.13            2.97
               Jan-04      87          7,979,308.89            2.28
               Feb-04      41          3,915,897.56            1.12
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48          100.00%





This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.


MONTHS REMAINING TO SCHEDULED MATURITY (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
       49 -        60       2      $      56,360.25            0.02%
       73 -        84       1             10,244.68            0.00
      109 -       120       6            200,967.56            0.06
      133 -       144       2             98,865.94            0.03
      157 -       168       1            123,693.44            0.04
      169 -       180      58          2,707,062.80            0.77
      181 -       192       2            120,104.78            0.03
      205 -       216       1             28,994.36            0.01
      217 -       228       5            177,204.82            0.05
      229 -       240      99          6,245,614.05            1.78
      253 -       264       2            134,252.99            0.04
      265 -       276       1             68,000.00            0.02
      289 -       300       7            631,913.31            0.18
      313 -       324       1             55,250.00            0.02
      337 -       348       5            267,646.15            0.08
      349 -       360   3,475        339,053,029.35           96.87
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48          100.00%


DISTRIBUTION OF OCCUPANCY STATUS (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
Not Owner Occupied        217    $    14,691,417.00             4.20%
Owner Occupied          3,451        335,287,787.48            95.80
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48           100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

DISTRIBUTION OF PROPERTY TYPE (ARM)

                          COUNT               BALANCE      % BY BALANCE
------------------------------------------------------------------------
SF Detached/
   Deminimus PUD          3,216       $313,286,341.88           89.52%
SF Row/
   Townhouse/Condo          153         11,763,758.43            3.36
Two to Four Family
   Home                     189         17,060,479.86            4.87
Prefabricated
   Single Family            105          7,481,276.23            2.14
Other                         5            387,348.08            0.11
------------------------------------------------------------------------
TOTAL                     3,668        349,979,204.48          100.00%

LIEN PRIORITY (ARM)

                          COUNT               BALANCE      % BY BALANCE
------------------------------------------------------------------------
1ST Lien                  3,668       $349,979,204.48           100.00%
------------------------------------------------------------------------
TOTAL                     3,668        349,979,204.48           100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

GEOGRAPHICAL DISTRIBUTION (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
Alabama                     3         $  134,755.12            0.04%
Arizona                    47          4,306,233.76            1.23
Arkansas                   26          1,754,916.60            0.50
California                261         47,710,583.29           13.62
Colorado                   97         11,185,512.58            3.20
Connecticut                20          2,050,284.18            0.59
Delaware                    9          1,014,818.99            0.29
District of Columbia        2            177,567.21            0.05
Florida                   181         16,864,066.34            4.82
Georgia                    69          6,872,532.66            1.96
Hawaii                      2            628,622.01            0.18
Idaho                      40          3,657,181.30            1.04
Illinois                  273         28,480,429.03            8.14
Indiana                   141          8,879,984.41            2.54
Iowa                       15            655,896.16            0.19
Kansas                     25          1,559,586.72            0.45
Kentucky                   33          2,552,299.32            0.73
Louisiana                  24          1,667,222.25            0.48
Maine                       8            450,042.31            0.13
Maryland                   75          8,472,308.05            2.42
Massachusetts              57          7,647,496.12            2.19
Michigan                  625         50,591,537.70           14.45
Minnesota                  38          2,873,697.97            0.82
Mississippi                26          1,842,954.28            0.53
Missouri                   70          3,786,391.70            1.08
Montana                    10            728,723.14            0.21
Nebraska                    7            536,899.03            0.15
Nevada                     47          5,625,760.94            1.61
New Hampshire              12            925,267.59            0.26
New Jersey                 85         10,784,083.17            3.08
New Mexico                 26          2,027,610.46            0.58
New York                  103         10,480,361.47            2.99
North Carolina             95          7,043,025.74            2.01
North Dakota                1             21,434.37            0.01
Ohio                      334         22,696,078.85            6.48
Oklahoma                   19          1,218,319.87            0.35
Oregon                     61          7,292,295.25            2.08
Pennsylvania              168         13,177,740.70            3.77
Rhode Island               19          1,938,226.87            0.55
South Carolina             38          3,057,556.64            0.87
South Dakota                4            228,858.24            0.07
Tennessee                  41          4,392,301.36            1.26
Texas                      70          6,405,035.53            1.83
Utah                       64          7,197,037.84            2.06
Vermont                     7            577,008.78            0.16
Virginia                   82          8,234,741.82            2.35
Washington                 91         11,547,495.00            3.30
West Virginia              12            624,931.64            0.18
Wisconsin                  98          6,893,137.21            1.97
Wyoming                     7            508,352.91            0.15
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48          100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

COMBINED LOAN-TO-VALUE RATIO (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    00.01 -     50.00     105       $  4,763,316.44            1.36%
    50.01 -     55.00      57          3,420,935.52            0.98
    55.01 -     60.00      86          5,174,226.44            1.48
    60.01 -     65.00     197         14,888,531.29            4.25
    65.01 -     70.00     277         22,010,799.26            6.29
    70.01 -     75.00     459         41,649,147.56           11.90
    75.01 -     80.00   1,032        101,877,287.17           29.11
    80.01 -     85.00     990        104,631,509.60           29.90
    85.01 -     90.00     450         50,336,393.45           14.38
    90.01 -     95.00      15          1,227,057.75            0.35
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48          100.00%

LOAN-TO-VALUE RATIO (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    00.01 -     50.00     105        $ 4,763,316.44            1.36%
    50.01 -     55.00      57          3,420,935.52            0.98
    55.01 -     60.00      86          5,174,226.44            1.48
    60.01 -     65.00     197         14,888,531.29            4.25
    65.01 -     70.00     277         22,010,799.26            6.29
    70.01 -     75.00     459         41,649,147.56           11.90
    75.01 -     80.00   1,032        101,877,287.17           29.11
    80.01 -     85.00     990        104,631,509.60           29.90
    85.01 -     90.00     450         50,336,393.45           14.38
    90.01 -     95.00      15          1,227,057.75            0.35
----------------------------------------------------------------------
    TOTAL               3,668        349,979,204.48          100.00%



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

PRODUCT TYPE (ARM)

                        COUNT            BALANCE         WAC        WAM    ORIGTERM     AMORTTERM
--------------------------------------------------------------------------------------------------
6 ML                       98     $11,196,035.43        9.61        347         350           350
2 Yr Fixed 6 ML         1,012    $110,885,154.73       10.11        356         359           359
3 Yr Fixed 6 ML         2,041    $178,619,395.39       10.12        354         356           356
5 Yr Fixed 6 ML           393     $37,551,966.25        9.51        348         349           349
1 Yr CMT                   84      $8,927,890.25        9.58        354         357           357
2 Yr Fixed 1 Yr CMT        20      $1,266,151.01       10.22        353         360           360
3 Yr Fixed 1 Yr CMT        17      $1,303,744.30        9.91        337         342           342
5 Yr Fixed 1 Yr CMT         3        $228,867.12       10.22        358         360           360
--------------------------------------------------------------------------------------------------
TOTAL                   3,668     349,979,204.48       10.02        354         356           356


BALLOON (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
Non-Balloon Loan        3,668       $349,979,204.48           100.00%
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48           100.00%


SEASONING (ARM)

                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
        0 -         6   3,593      $ 343,359,038.20             98.11%
        7 -        12      69          6,346,923.67              1.81
       13 -        24       5            267,646.15              0.08
      121 -       122       1              5,596.46              0.00
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48            100.00%





This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

MINIMUM MORTGAGE RATES (ARM)


                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
    2.500 -     2.999       2        $   187,552.29            0.05%
    4.000 -     4.499      26          2,902,522.54            0.83
    4.500 -     4.999      68          7,451,237.65            2.13
    5.000 -     5.499     122         13,026,380.33            3.72
    5.500 -     5.999     245         20,911,276.03            5.98
    6.000 -     6.499      48          4,158,108.52            1.19
    6.500 -     6.999     126         10,855,229.78            3.10
    7.000 -     7.499      54          5,378,268.14            1.54
    7.500 -     7.999     351         39,375,003.20           11.24
    8.000 -     8.499     137         16,818,742.09            4.81
    8.500 -     8.999     277         30,668,193.56            8.76
    9.000 -     9.499     264         28,799,696.25            8.23
    9.500 -     9.999     523         56,092,311.59           16.02
   10.000 -    10.499     288         26,717,768.71            7.63
   10.500 -    10.999     444         36,882,247.18           10.53
   11.000 -    11.499     259         19,620,513.82            5.61
   11.500 -    11.999     195         15,187,447.83            4.34
   12.000 -    12.499      91          6,498,138.99            1.86
   12.500 -    12.999      52          3,018,659.98            0.86
   13.000 -    13.499      41          2,189,189.90            0.63
   13.500 -    13.999      29          1,664,827.41            0.48
   14.000 -    14.499       7            343,034.85            0.10
   14.500 -    14.999       9            590,495.66            0.17
   15.000 -    15.499       5            267,819.00            0.08
   15.500 -    15.999       3            232,055.80            0.07
   16.500 -    16.900       2            142,483.38            0.04
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48          100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

PRELIMINARY MORTGAGE GROUPS

The information herein regarding the collateral represents the Mortgage Group as of Statistical Calculation Date. Certain additions and deletions have been made to the Mortgage Group, and further additions and deletions will be made prior to the Closing Date. Any additions or deletions are not anticipated to have a material impact on the information provided below. The information herein will be superseded by the information regarding the collateral set forth in the Prospectus.

MAXIMUM MORTGAGE RATES (ARM)


                        COUNT               BALANCE      % BY BALANCE
----------------------------------------------------------------------
   12.000 -    12.499       1         $  213,159.54            0.06%
   12.500 -    12.999       3            248,549.77            0.07
   13.000 -    13.499       4            518,626.97            0.15
   13.500 -    13.999      27          3,609,751.14            1.03
   14.000 -    14.499      42          5,902,014.20            1.69
   14.500 -    14.999     151         20,362,478.75            5.82
   15.000 -    15.499     175         22,157,050.61            6.33
   15.500 -    15.999     392         43,777,665.16           12.51
   16.000 -    16.499     413         44,168,590.54           12.62
   16.500 -    16.999     619         65,214,250.20           18.63
   17.000 -    17.499     382         35,163,332.08           10.05
   17.500 -    17.999     521         43,113,317.78           12.32
   18.000 -    18.499     329         25,145,159.21            7.18
   18.500 -    18.999     267         19,094,284.71            5.46
   19.000 -    19.499     138          9,641,194.71            2.75
   19.500 -    19.999      73          4,555,898.86            1.30
   20.000 -    20.499      59          3,082,668.39            0.88
   20.500 -    20.999      17            749,360.89            0.21
   21.000 -    21.499      18          1,060,143.51            0.30
   21.500 -    21.999      10            536,841.27            0.15
   22.000 -    22.499      10            635,164.99            0.18
   22.500 -    22.999       6            303,779.35            0.09
   23.000 -    23.499       5            266,860.52            0.08
   23.500 -    23.999       4            264,470.46            0.08
   24.000 -    24.499       1             65,094.54            0.02
   25.000 -    28.115       1            129,496.33            0.04
----------------------------------------------------------------------
TOTAL                   3,668        349,979,204.48          100.00%




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

WEIGHTED AVERAGE LIFE SENSITIVITY TABLES


----------------------------------------------------------------------------------------------------------
                                                   CALL
                      I           II          III          IV           V           VI           VII
                    0%PPC       50%PPC      100%PPC      120%PPC     150%PPC      200%PPC      250%PPC
                    0%CPR       10%CPR      20%CPR       28%CPR      35%CPR       45%CPR       55%CPR

A-1
WAL                6.75         1.46        0.92         0.82        0.72         0.61         0.53
WINDOW             1-161        1-35        1-20         1-17        1-14         1-12         1-10
EXP FINAL          08/2012      02/2002     11/2000      08/2000     05/2000      03/2000      01/2000

A-2
WAL                14.63        4.33        2.35         2.00        1.65         1.30         1.09
WINDOW             161-180      35-70       20-36        17-31       14-25        12-19        10-15
EXP FINAL          03/2014      01/2005     03/2002      10/2001     04/2001      10/2000      06/2000

A-3
WAL                16.56        7.24        3.64         3.03        2.43         1.83         1.48
WINDOW             180-223      70-107      36-51        31-42       25-33        19-24        15-19
EXP FINAL          10/2017      02/2008     06/2003      09/2002     12/2001      03/2001      10/2000

A-4
WAL                23.55        12.59       6.52         5.12        3.91         2.76         2.09
WINDOW             223-335      107-192     51-118       42-90       33-68        24-46        19-33
EXP FINAL          02/2027      03/2015     01/2009      09/2006     11/2004      01/2003      12/2001

A-5
WAL                28.19        16.67       9.88         7.54        5.95         4.26         3.12
WINDOW             335-338      192-200     118-118      90-90       68-71        46-52        33-39
EXP FINAL          05/2027      11/2015     01/2009      09/2006     02/2005      07/2003      06/2002

A-6-NAS
WAL                11.70        8.11        6.77         6.22        5.33         4.20         3.29
WINDOW             37-338       37-200      37-118       37-90       37-71        37-52        37-39
EXP FINAL          05/2027      11/2015     01/2009      09/2006     02/2005      07/2003      06/2002

A-7
WAL                19.82        6.78        3.61         2.58        2.01         1.46         1.11
WINDOW             1-338        1-200       1-118        1-90        1-71         1-52         1-39
EXP FINAL          05/2027      11/2015     01/2009      09/2006     02/2005      07/2003      06/2002
----------------------------------------------------------------------------------------------------------




This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

WEIGHTED AVERAGE LIFE SENSITIVITY TABLES

----------------------------------------------------------------------------------------------------------
                                                      MATURITY
                      I           II          III          IV            V           VI          VII
                    0%PPC       50%PPC      100%PPC      120%PPC      150%PPC      200%PPC     250%PPC
                    0%CPR       10%CPR      20%CPR       28%CPR       35%CPR       45%CPR      55%CPR

A-1
WAL                6.75         1.46        0.92         0.82         0.72         0.61        0.53
WINDOW             1-161        1-35        1-20         1-17         1-14         1-12        1-10
EXP FINAL          08/2012      02/2002     11/2000      08/2000      05/2000      03/2000     01/2000

A-2
WAL                14.63        4.33        2.35         2.00         1.65         1.30        1.09
WINDOW             161-180      35-70       20-36        17-31        14-25        12-19       10-15
EXP FINAL          03/2014      01/2005     03/2002      10/2001      04/2001      10/2000     06/2000

A-3
WAL                16.56        7.24        3.64         3.03         2.43         1.83        1.48
WINDOW             180-223      70-107      36-51        31-42        25-33        19-24       15-19
EXP FINAL          10/2017      02/2008     06/2003      09/2002      12/2001      03/2001     10/2000

A-4
WAL                23.55        12.59       6.56         5.18         3.91         2.76        2.09
WINDOW             223-335      107-192     51-130       42-106       33-68        24-46       19-33
EXP FINAL          02/2027      03/2015     01/2010      01/2008      11/2004      01/2003     12/2001

A-5
WAL                28.89        20.12       13.50        11.59        8.65         4.81        3.23
WINDOW             335-356      192-329     130-223      106-192      68-167       46-123      33-46
EXP FINAL          11/2028      08/2026     10/2017      03/2015      02/2013      06/2009     01/2003


A-6-NAS
WAL                11.70        8.11        6.84         6.52         6.16         5.70        4.70
WINDOW             37-355       37-326      37-177       37-177       37-165       37-121      37-93
EXP FINAL          10/2028      05/2026     12/2013      12/2013      12/2012      04/2009     12/2006

A-7
WAL                19.90        7.37        3.94         2.76         2.13         1.55        1.16
WINDOW             1-355        1-343       1-259        1-187        1-145        1-106       1-80
EXP FINAL          10/2028      10/2027     10/2020      10/2014      04/2011      01/2008     11/2005
----------------------------------------------------------------------------------------------------------



This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.